UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Mareile Cusack 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to: Arthur Don, Esq. Greenberg Traurig, LLP 77 West Wacker Drive Suite 3100 Chicago, IL 60601 (312) 456-8438

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30, 2009

Date of reporting period:	September 30, 2009

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Annual Report
September 30, 2009

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Annual Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in large-capitalization stock and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended September 30, 2009, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were -0.36%, -1.36% and +6.37%; and +3.54%, +1.58% and +6.25%, respectively. For the period ended September 30, 2009, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -9.02% and -1.75%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2008, as shown in the Funds’ current prospectus, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have annual expense ratios of 1.07% and 1.19%, respectively. As of September 30, 2008, as shown in the Funds’ current prospectus, Ariel Focus Fund has an annual net expense ratio of 1.25% and a gross expense ratio of 1.61%. As of September 30, 2009, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.14% and 1.25%, respectively. As of September 30, 2009, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.87%. The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. After that date, there is no assurance such expenses will be limited. Equity investments are affected by market conditions.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvesments.com

ARIEL APPRECIATION FUND TURNS 20

On December 1st, Ariel Appreciation Fund celebrates 20 years of patient investing!

To add Ariel Appreciation Fund to your retirement portfolio, call one of our Investment Specialists at 800.292.7435 or visit our award-winning website, arielinvestments.com.

Turtle Talk with our Investment Specialists

I recently read that income limits will soon be waived if you want to transfer assets from a Traditional IRA to a Roth IRA. Can you tell me more?

—Sharon, Chicago, IL

Khoa: Yes, beginning January 1, 2010, two important changes will take effect that will allow more individuals to reap the benefits of Roth IRAs:

•                  Waived income limits for conversions: The income limits traditionally imposed for converting existing retirement assets to a Roth IRA will be waived for the 2010 calendar year. Prior to 2010, only individuals (single or married filing jointly) with modified adjusted gross incomes of $100,000 or less could convert to a Roth IRA.

•                  More manageable tax payments: Individuals who convert to a Roth IRA in 2010 will be able to spread out the income taxes due on the conversion over two years (2011 and 2012). As a reminder, contributions to a Roth IRA are made with after-tax dollars, whereas contributions to a qualified retirement plan or a Traditional, SIMPLE or SEP IRA are usually either pre-tax contributions or tax deductible contributions.

The Benefits of Roth IRAs

Roth IRAs offer additional benefits over Traditional IRAs making them an attractive option for many investors. Two key advantages include:

•                  Tax free growth: When you invest in a Roth IRA, your earnings grow completely tax-free and qualified distributions are tax-free as well.

•                  No required distributions: Unlike the Traditional IRA, at age 70 1/2, you do not have to take a required minimum distribution allowing your money to continue growing tax-free.

Saving for Retirement with Ariel

Ariel Investments offers a variety of individual retirement account options including the Roth, Traditional and Rollover IRAs. To learn more about our individual retirement accounts and investing in our mutual funds—Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund—please contact one of our Investments Specialists at 800.292.7435, option 4 or visit our website, arielinvestments.com.

Please contact your tax advisor for more information about Roth IRAs and the tax implications of Roth IRA Conversions.

Dear Fellow Shareholder: For the third quarter ending September 30, 2009, the smaller companies comprising Ariel Fund surged +34.11% compared to +22.77% for the Russell 2500 Value Index and +20.06% for the Russell 2500 Index. Similarly, over the last three months, the mid-sized holdings of Ariel Appreciation Fund jumped +29.10% versus +23.62% for the Russell Midcap Value Index and +20.62% for the Russell Midcap Index. In July we wrote, “the second quarter of 2009 has the distinction of being the single best quarter Ariel Fund and Ariel Appreciation Fund have ever had.” Well, just 90 days later, we have clocked the second best quarter in the history of both Funds. All of which has made for a stellar 2009 thus far with Ariel Fund posting a +51.61% year-to-date gain versus +22.00% for the Russell 2500 Value Index and +27.89% for the Russell 2500 Index. For the same nine months, Ariel Appreciation was up +47.66% compared to +27.57% for the Russell Midcap Value Index and +32.63% for the Russell Midcap Index.

As patient investors, our instinct is to de-emphasize short-term results and instead focus on the long-term numbers we believe matter most. In his terrific new book, Think Twice, Michael Mauboussin stresses that “in many human endeavors, the outcomes are a combination of skill and luck...[But] over time, skill shines through as luck evens out.” To that end, we strongly believe our since inception rankings provide the best indication of our stock picking abilities. According to mutual fund tracker Lipper, Inc., since its November 1986 beginning, Ariel Fund ranks in the top 9th percentile of the U.S. Diversified Equity Universe, while Ariel Appreciation ranks in the top 12th percentile since it was launched almost 20 years ago in December 1989.1 Accordingly, a strong track record built over two decades is much more important to us and our investors than any single great quarter.

Given the significance of the financial crisis that unfolded over the last year, we felt the need to reflect on all that has occurred and to distill our collective experiences into learnings that can be further woven into our institutional DNA. Of course, there was much to process, but when all is said and done, we believe three timeless investing themes—three core values of our firm—were meaningfully reinforced by the meltdown and subsequent rebound.

Lesson #1—“Invest in what you know.” (Peter Lynch)

When the wildly successful and now retired mutual fund manager, Peter Lynch, made the aforementioned

1 Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. The rankings quoted reflect the since inception rankings of Ariel Fund and Ariel Appreciation Fund within the U.S. Diversified Equity Fund universe. Ariel Fund has a Lipper ranking inception date of November 6, 1986. For the inception period ending September 30, 2009, Ariel Fund ranked 23 out of 261 funds. Ariel Appreciation Fund has a Lipper ranking inception date of December 7, 1989. For the inception period ending September 30, 2009, Ariel Appreciation Fund ranked 43 out of 368 funds. For the period ended September, 30, 2009, the rankings of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were 1,471 out of 7,146, 4,482 out of 4,857 and 394 out of 2,424; and 661 out of 7,146, 2,470 out of 4,857 and 413 out of 2,424, respectively, among U.S. Diversified Equity Funds. Lipper classifies Ariel Fund as a Mid-Cap Core Fund and Ariel Appreciation Fund as a Multi-Cap Core Fund. For the inception period ending September 30, 2009, Ariel Fund ranked 2 out of 9 funds among Mid-Cap Core Funds and Ariel Appreciation Fund ranked 6 out of 36 funds among Multi-Cap Core Funds. For the period ended September 30, 2009, the rankings of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were 94 out of 378; 235 out of 245 and 41 out of / / / funds within Mid-Cap Core Funds; and 71 out of 775, 276 out of 486 and 32 out of 197 funds within Multi-Cap Core Funds, respectively.

arielinvestments.com

statement in the 1980s, an obvious investment strategy was considered novel. Famed investor Warren Buffett has a similar take on this same concept, which he has dubbed the “circle of competence.” In Buffett’s view, the size of the circle does not matter, only that the lines are well-defined and you know what is in your circle. This kind of focused expertise leads to better decision-making at crunch time, when stocks are irrationally high or low—the latter having been the case earlier this year. For example, when shares of Royal Caribbean Cruises Ltd. (RCL) were trashed by off-the-mark and at times error-ridden Wall Street research reports, our nearly 20 years of accumulated knowledge in the cruise ship industry armed us with the facts and data needed to identify the mistakes, shrug off the excessively negative sentiment and buy as the stock hit new lows.

“...we embrace stark differences
based on our strong belief that
the best way to beat a benchmark
is not to look like one.”

Although the idea of investing within a known circle of competence may seem smart and fairly straightforward, it means some areas get excluded, which flies in the face of those who advocate for portfolio diversification across many names and every sector as a way to mitigate risk. On this point we again agree with Peter Lynch’s counsel: “Hold no more stocks than you can remain informed on.” And yet some professional investors take risk avoidance to an extreme by intentionally managing their portfolios in line with the stock market indices—a practice known as “closet indexing.” Those who go this route figure that since their results will never stray too far from the pack, they are less likely to be fired for poor returns. The obvious flaw in this thinking is that it is equally difficult for an index-like portfolio to deliver significantly better results. As Warren Buffett’s partner Charlie Munger notes, “The academics have done a terrible disservice to intelligent investors by glorifying the idea of diversification. Because I just think the whole concept is literally almost insane. It emphasizes feeling good about not having your investment results depart very much from average investment results.”

Since we construct our portfolios on a stock-by-stock basis with little attention paid to benchmarks, we would never be confused for a closet indexer. In fact, we actually embrace stark differences based on our strong belief that the best way to beat a benchmark is not to look like one. Although we never like it, we accept there will be times when we will underperform our benchmarks. Such was the case in 2008 when our strategy was out of sync and aggressively challenged. But if we have learned anything in this recent crash—and the tough times that came before—our differentiated positioning in areas we know well enables us to bounce back and ultimately drive the excellent long-term results that matter most.

Lesson #2—“The time of maximum pessimism is the best time to buy, and the time of maximum optimism is the best time to sell.” (Sir John Templeton)

Of course, the notion of buying low and selling high is a familiar mantra in the investment world. And yet, behavioral finance shows human nature is clearly at odds with this proven concept. Instead, so many people pile into stocks when the outlook is rosy, which means the upside is more limited. Conversely, they run for the exits when the news is bad and the upside great. But herein lies the opportunity for the true value investor. Such was the case last Fall and in January and February of this year when so many stocks were priced for liquidation. In response, channeling Sir John, we wrote the following in our March 2009 quarter-end letter, “...it is the big decisions in periods of maximum optimism or pessimism (like now) where money managers really earn their track records.” Then we declared, “...confronted with valuations that we have never seen before—stocks selling at fire-sale prices—we have had the courage to buy more of our cheapest names even as they have gotten cheaper.” Those actions—doubling down on widely reviled names like diversified media conglomerates Gannett Co., Inc. (GCI) and CBS Corporation (CBS); out-of-favor areas like commercial real-estate property managers

Slow and Steady Wins the Race

CB Richard Ellis Group, Inc. (CBG) and Jones Lang LaSalle Incorporated (JLL); and what some viewed as recession prone luxury names like Tiffany & Co. (TIF), Sotheby’s (BID) and Nordstrom, Inc. (JWN)—have driven our strong 2009 results as the stocks have rebounded. We believe buying out of favor stocks boosts results long-term, but it does demand patience because it sometimes negatively impacts returns in the short-term. Indeed, more recently we have been adding to another set of downtrodden names —health care firms IMS Health Incorporated (RX), Hospira, Inc. (HSP), Zimmer Holdings, Inc. (ZMH), and Laboratory Corp. of America Holdings (LH); consultants Accenture plc (ACN) and Hewitt Associates, Inc. (HEW); and food and beverage makers Constellation Brands, Inc. (STZ) and J.M. Smucker Company (SJM)—and this quarter those purchases weighed on results. We of course believe they are well-positioned for the future.

Lesson #3— “The strongest of all warriors are these two—time and patience.” (Leo Tolstoy)

During the lows of the past year, we strongly believed the only way to win the war against the financial crisis was to have the patience to look beyond it. Yes, much was unprecedented—like the absence of credit. But to our view, the basic rules of investing remained unchanged. We assumed credit would one day be available again, the recession would eventually end, consumer confidence would inevitably rebound and the market would rise once more. The fact that we did not know when any of these things would occur was irrelevant because our assumption was that we had time and the patience to wait. All of our analysis was done with the mindset that as long as our stocks could survive the crisis, a normalized environment would generate explosive returns.

According to Deep Survival author Laurence Gonzales, “under stress, what you get is what you practice.” On Wall Street more and more professional investors practice watching the tape, following the crowd, making macroeconomic forecasts and taking a short- term view. At Ariel, day in and day out, we practice owning a limited number of stocks, watching them closely, buying them cheaply and hopefully holding them for at least five years. Most of all, we practice patience. As such, when confronted by the unparalleled financial tumult of the last year, we had the know-how to look beyond the horizon toward a better day.

Portfolio comings and goings

Despite some big gains this quarter and year, we remain optimistic that our portfolios still have meaningful upside ahead. In fact, we agree with the October 5, 2009 edition of BusinessWeek which declared, “American corporations have rarely if ever emerged from a recession so lean, financially fit, and ready to respond to growth.” For this reason, we did not eliminate any issues in Ariel Fund although we did add shares of Lazard Ltd (LAZ). As the world’s largest independent financial advisory firm, Lazard has predictably faced tough headwinds from lower merger and acquisition activity and declining markets over the past year. And yet, the firm’s restructuring business should drive future growth and gives Lazard a competitive advantage.

In Ariel Appreciation Fund we exited Hess Corporation (HES), a global integrated oil company, to pursue more compelling opportunities. We also added Viacom Inc. (VIA.B), the global entertainment company with an attractive portfolio of cable brands and one of the country’s largest movie production businesses. In recent years, the stock has come under pressure due to near-term cyclical concerns and declining viewership for some of its networks, but we believe those concerns have already been factored into the stock price. We are also optimistic advertising will recover and overall cable viewership will grow over the long term. In Ariel Appreciation Fund we also purchased Black & Decker Corporation (BDK), the power tool manufacturer, which remains a current holding in Ariel Fund. The company generates solid levels of free cash flow and has remained profitable during the downturn. Since we believe its recent restructurings will drive future profits as the economy continues to mend, we seized the opportunity to add the holding back to Ariel Appreciation Fund due to its compelling valuation.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

800.292.7435

Timothy Fidler joins

Ariel Appreciation Fund

WE ARE EXCITED TO ANNOUNCE Timothy Fidler, co-portfolio manager of Ariel Focus Fund, will be joining John W. Rogers, Jr. and Matthew F. Sauer as a portfolio manager on Ariel Appreciation Fund. John will remain the lead portfolio manager and final decision-maker.

Tim is one of our strongest independent thinkers, proven in a very meaningful way in the extremely difficult market environment that just occurred. His calm demeanor, clear head, and unwavering commitment to the importance of value versus price were simply extraordinary. Famed investor Warren Buffett has been known to say, “Value investing is like an inoculation—it either takes or it doesn’t.” Tim’s inoculation clearly took. During the market panic, John found himself bringing Tim into the fold for his counsel and expertise related to mid-cap companies. Adding Tim as a portfolio manager formalizes that role and ensures we are fully leveraging his expertise for our shareholders. We think the addition of Tim to the Rogers/Sauer team is a formidable one—with each individual bringing specific strengths and complementary skill sets that should only make us better!

Ariel Fund Portfolio Management Discussion (ARGFX)

Market Conditions: A Year in Review

Obviously it has been a tumultuous year, with extreme volatility and seemingly ever-changing market conditions. Perhaps the best way to characterize the year is to summarize the real-time thoughts we recorded in our four quarterly letters during these historic twelve months. We began our fourth quarter 2008 letter by quoting Thomas Paine who famously said these are “the times that try men’s souls.” Indeed, last Fall we witnessed the third U.S. stock market crash in the last 100 years. The root cause—a liquidity crisis. Despite the carnage, we remained optimistic, noting “eventually expectations get so low that survival alone will push stock prices considerably higher.” Three months later, our first quarter 2009 letter began with Sir Winston Churchill’s charge: “If you are going through hell, keep going.” The brutal panic in January and February surely did feel like hell. Then, as we wrote, “out of nowhere, the S&P 500 jumped +8.76% [in March].” Little did we realize back then that we were describing the beginning of a torrid bull run for the market and Ariel Fund. Our June 2009 letter described our rebound as follows: “On the heels of the toughest year in our firm’s history, the second quarter of 2009 has the distinction of being the single best quarter Ariel Fund...[has] ever had.” The S&P 500 gained +15.93% in the three month period, with many commentators suggesting it was a junk-stock rally. We demonstrated how stocks across most quality segments had surged quite strongly. And then of course in the most recent period, we had our second best quarter ever. Altogether, five months of torture preceded seven months of redemption: for the one-year period the S&P 500 has fallen just -6.91% and the Russell 2500 Value Index has dropped -8.33% while Ariel Fund managed a flat year at -0.36%. We agree with Money’s characterization of the stock market as “a roller coaster that, despite its gut-wrenching twists and turns in the middle of the ride, will always bring you back safely in the end.”1

Inside Our Results

Ariel Fund outperformed its primary Russell 2500 Value Index benchmark by +7.97% over the trailing one-year period. Two areas—financials and media—drove strong results, while our manufacturing holdings detracted from those gains. Remarkably, in a period that will long be known as a financial meltdown, Ariel Fund’s best results relative to the benchmark came in financial services stocks. The index holdings lost -18.97%, while the Fund’s holdings lost just -1.51%. Our defensive insurance stocks HCC Insurance Holdings, Inc. (HCC) and Markel Corporation (MKL) were most helpful, serving as anchors against the wind. Although the media area has been a difficult one for the Fund in recent years, those holdings have rebounded strongly in the rally, boosting relative results by +2.96% for the trailing twelve months versus the benchmark. Names like CBS Corporation (CBS) skyrocketed +121.16% over the period since we purchased it in early December.

On the other hand, our results were weighed down by manufacturing related names. Cable distributor Anixter International Inc. (AXE) fell -32.60%, and floor-covering specialists Mohawk Industries, Inc. (MHK) and Interface, Inc. (IFSIA) fell -29.23% and -26.50%, respectively. In a recessionary period when manufacturing output falls, those results come as no surprise. Looking forward, we believe those same companies are stronger than their competitors and will perform strongly as the economy continues its recovery.

1 Regnier, Pat. “Is it all over for stocks?” Money Magazine. Dec. 19, 2008.

arielinvestments.com

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

COMPOSITION OF EQUITY HOLDINGS

	Arial Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary & services	37.2%	13.5%	15.6%	11.2%
Financial services	26.9%	30.6%	21.6%	15.7%
Health care	12.3%	5.4%	11.9%	13.1%
Consumer staples	9.0%	2.7%	3.4%	9.9%
Producer durables	7.0%	11.7%	13.0%	10.4%
Materials & processing	4.6%	10.2%	8.0%	3.8%
Technology	3.0%	8.3%	13.9%	17.5%
Energy	0.0%	5.9%	5.3%	11.8%
Utilities	0.0%	11.8%	7.3%	6.7%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio

As of 9/30/2009	1.14%

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2009

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	34.11%	51.61%	-0.36%	-6.42%	-1.36%	6.37%	10.57%
Russell 2500 Value Index	22.77%	22.00%	-8.33%	-5.65%	2.51%	8.12%	10.71%
Russell 2500 Index	20.06%	27.89%	-5.68%	-3.78%	3.29%	6.28%	9.80%
S&P 500 Index	15.61%	19.26%	-6.91%	-5.43%	1.02%	-0.15%	9.05%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

	TOP TEN EQUITY HOLDINGS

1	Gannett Co., Inc. Largest U.S. newspaper company and publisher of USA Today	5.6%

2	Hewitt Associates, Inc. Leading human resources outsourcing and consulting firm	4.8%

3	IMS Health Incorporated Provider of health care data	4.4%

4	Jones Lang LaSalle Incorporated Leading commercial real estate services firm	4.2%

5	Hospira, Inc. Diversified health care manufacturer	4.2%

6	Janus Capital Group Inc. Diversified asset management company	4.0%

7	Interpublic Group of Cos., Inc. Global advertising and marketing services conglomerate	3.9%

8	CBS Corporation Mass media company	3.8%

9	Bio-Rad Laboratories, Inc. Leading manufacturer of laboratory equipment and biological testing products	3.6%

10	CB Richard Ellis Group, Inc. World’s largest commercial real estate services firm	3.5%

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Slow and Steady Wins the Race

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2007	2008	2009	2007	2008	2009	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/09	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interface, Inc.	IFSIA	8.30	1.45	11.56	0.96	0.82	0.29	8.6	10.1	28.6	524
Sotheby’s	BID	17.23	6.05	20.18	3.09	0.51	(0.08)	5.6	33.8	NM	1,153
PrivateBancorp, Inc.	PVTB	24.46	9.08	42.50	0.53	(3.11)	0.45	46.2	NM	54.4	1,162
Meredith Corporation	MDP	29.94	10.60	33.17	3.34	2.72	1.78	9.0	11.0	16.8	1,349
Anixter International Inc.	AXE	40.11	20.97	60.70	5.69	5.80	2.40	7.0	6.9	16.7	1,425
Brady Corporation	BRC	28.72	14.39	36.07	2.47	2.22	2.01	11.6	12.9	14.3	1,509
Jones Lang LaSalle Incorporated	JLL	47.37	15.98	54.57	7.64	2.44	0.62	6.2	19.4	76.4	1,956
City National Corporation	CYN	38.93	22.59	60.73	4.42	2.11	0.25	8.8	18.5	155.7	2,004
IDEX Corporation	IEX	27.95	16.67	31.69	1.98	1.67	1.47	14.1	16.7	19.0	2,255
Janus Capital Group Inc.	JNS	14.18	3.73	25.72	1.08	0.86	0.50	13.1	16.5	28.4	2,286
Bio-Rad Laboratories, Inc.	BIO	91.88	51.33	99.57	4.29	5.40	5.20	21.4	17.0	17.7	2,518
Black & Decker Corporation	BDK	46.29	20.10	61.01	6.03	5.47	1.94	7.7	8.5	23.9	2,785
IMS Health Incorporated	RX	15.35	9.63	19.63	1.60	1.78	1.61	9.6	8.6	9.5	2,800
Gannett Co., Inc.	GCI	12.51	1.85	17.47	4.56	3.16	1.52	2.7	4.0	8.2	2,937
HCC Insurance Holdings, Inc.	HCC	27.35	14.48	28.81	3.38	2.81	2.65	8.1	9.7	10.3	3,072
Lazard Ltd	LAZ	41.31	19.17	44.37	2.79	0.06	0.65	14.8	688.5	63.6	3,155
Markel Corporation	MKL	329.82	208.77	392.38	36.76	22.10	19.65	9.0	14.9	16.8	3,237
Mohawk Industries, Inc.	MHK	47.69	16.97	68.98	7.40	4.42	2.46	6.4	10.8	19.4	3,264
CB Richard Ellis Group, Inc.	CBG	11.74	2.34	14.10	1.66	0.78	0.45	7.1	15.1	26.1	3,341
Constellation Brands, Inc.	STZ	15.15	10.66	21.67	1.50	1.68	1.64	10.1	9.0	9.2	3,345
Hewitt Associates, Inc.	HEW	36.43	22.78	36.95	(1.43)	2.03	2.55	NM	17.9	14.3	3,391
Interpublic Group of Companies, Inc.	IPG	7.52	2.57	7.78	0.26	0.52	0.28	28.9	14.5	26.9	3,656
Equifax Inc.	EFX	29.14	19.38	34.45	2.02	2.09	1.90	14.4	13.9	15.3	3,683
Newell Rubbermaid Inc.	NWL	15.69	4.51	17.59	1.82	1.24	1.27	8.6	12.7	12.4	4,357
Energizer Holdings, Inc.	ENR	66.34	30.36	83.40	5.74	5.98	5.38	11.6	11.1	12.3	4,604
Tiffany & Co.	TIF	38.53	16.70	39.40	2.42	1.74	2.02	15.9	22.1	19.1	4,781
Royal Caribbean Cruises Ltd.	RCL	24.08	5.40	25.02	2.82	2.68	0.83	8.5	9.0	29.0	5,148
J.M. Smucker Company	SJM	53.01	34.09	55.36	3.11	3.48	3.87	17.0	15.2	13.7	6,305
International Game Technology	IGT	21.48	6.81	23.30	1.43	1.09	0.83	15.0	19.7	25.9	6,362
Nordstrom, Inc.	JWN	30.54	6.61	32.81	2.88	1.83	1.67	10.6	16.7	18.3	6,609
Hospira, Inc.	HSP	44.60	21.21	45.08	2.22	2.58	2.88	20.1	17.3	15.5	7,185
CBS Corporation	CBS	12.05	3.06	14.63	1.98	1.91	0.63	6.1	6.3	19.1	8,130

Note: Holdings are as of September 30, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2009. P/E ratios are based on earnings stated and September 30, 2009 stock price. NM=Not Meaningful.

800.292.7435

Company Spotlight

Newell Rubbermaid (NYSE: NWL)
3 Glenlake Parkway
Atlanta, GA 30328
800.424.1941
newellrubbermaid.com

Newell Rubbermaid Inc., held in Ariel Fund, is a leading manufacturer of branded semi-durable consumer products. The company’s collection of trusted products range from pens to car seats, and drill bits to trash cans. Brands such as Sharpie®, Levolor®, Graco® and Rubbermaid® inspire confidence, and reinforce the company’s “Brands That Matter” slogan. Consumers use Newell Rubbermaid’s products in their everyday lives, saving time and money.

A New Newell

Over the past five years, Newell Rubbermaid’s management has transformed it into a great company focused on great brands. In 2003, 44% of the company’s sales were in commoditized categories, versus only 4% today. The company has exited lackluster categories and sold ho-hum product lines. In the past year, the company has shored up its balance sheet to ensure it is well-financed for years to come.

Brands That Matter

Newell Rubbermaid delivers global consumers trusted brands whose reputations have been built over generations. Parents, who will not settle for anything but the best, trust Graco® car seats to protect their children. Contractors count on Unibit® drill bits to get the job done. There is no replacement for a Sharpie® in the office. Calphalon® cookware brings professional cooking home, while Goody® barrettes are holding millions of hairdos in place.

Attention to Costs

Raw material costs soared in the commodity bubble of 2007 and 2008, crimping Newell Rubbermaid’s margins. In response, management took the necessary actions to maintain profits. It aggressively took costs out of the company by reducing resin-based commodity products. In fact, management has closed 40% of its plants since 2006. Big shifts like that are unusual but critical in making a company leaner yet stronger. Before this shift, there was cause for concern that raw material inflation could reduce margins; now we are pleased to see the strength of its brands providing healthy growth. These transformational steps have depressed margins for several years, but now the heavy lifting has been done. We think margins will expand quickly as management’s improvements take hold, and shareholder returns will follow.

Positioned for the future

Investors are still treating Newell Rubbermaid like the company it was five years ago. They have not yet taken into account the improved product positioning and stronger balance sheet. In the depths of the market downturn, investors feared the company’s categories would shrink indefinitely. But people will not accept second best car seats, pens or cookware. As credit markets froze, investors feared the company’s balance sheet would buckle under pressure. We knew the products would remain relevant and the balance sheet was sound, so we held on tight.

As of September 30, 2009, Newell Rubbermaid traded at $15.69, a 9% discount to our private market value of $17.16.

Slow and Steady Wins the Race

Ariel Appreciation Fund Portfolio Management Discussion (CAAPX)

Market Conditions: A Year in Review

Obviously it has been a tumultuous year, with extreme volatility and seemingly ever-changing market conditions. Perhaps the best way to characterize the year is to summarize the real-time thoughts we recorded in our four quarterly letters during these historic twelve months. We began our fourth quarter 2008 letter by quoting Thomas Paine who famously said “these are the times that try men’s souls.” Indeed, last Fall we witnessed the third U.S. stock market crash in the last 100 years. The root cause—a liquidity crisis. Despite the carnage, we remained optimistic, noting “eventually expectations get so low that survival alone will push stock prices considerably higher.” Three months later, our first quarter 2009 letter began with Sir Winston Churchill’s charge: “If you are going through hell, keep going.” The brutal panic in January and February surely did feel like hell. Then, as we wrote, “out of nowhere, the S&P 500 jumped +8.76% [in March].” Little did we realize back then that we were describing the beginning of a torrid bull run for the market and Ariel Appreciation Fund. Our June 2009 letter described our rebound as follows: “On the heels of the toughest year in our firm’s history, the second quarter of 2009 has the distinction of being the single best quarter...Ariel Appreciation Fund [has] ever had.” The S&P 500 gained +15.93% in the three month period, with many commentators suggesting it was a junk-stock rally. We demonstrated how stocks across most quality segments had surged quite strongly. And then of course in the most recent period, we had our second best quarter ever. Altogether, five months of torture preceded seven months of redemption: for the one-year period the S&P 500 has fallen just -6.91% and the Russell Midcap Value Index has dropped -7.12% while Ariel Appreciation Fund gained +3.54%. We agree with Money’s characterization of the stock market as “a roller coaster that, despite its gut-wrenching twists and turns in the middle of the ride, will always bring you back safely in the end.”1

Inside Our Results

Ariel Appreciation Fund outperformed its primary Russell Midcap Value Index benchmark by +10.66% over the trailing one-year period. Two areas—financials and media—drove strong results, while health care was a detractor. Remarkably, in a period that will long be known as a financial meltdown, Ariel Appreciation Fund’s best results relative to the benchmark came in financial services stocks. The index holdings lost -18.91%, while the Fund’s holdings rose +4.34%. For instance, Aflac Incorporated (AFL), which we added at the end of January, and Franklin Resources, Inc. (BEN) gained +79.56% and +15.59%, respectively. Although the media area has been a difficult one for the Fund in recent years, those holdings have rebounded strongly in the rally, boosting relative results by +1.77% for the trailing twelve months versus the benchmark. Names like Viacom Inc. (VIA.B) skyrocketed +34.42% over the period since we purchased it in mid-July.

On the other hand, health care holdings hurt results due to two well-understood issues: the market fears a weak pipeline cannot replace the large number of blockbuster drugs facing patent expirations, plus unknowns that may result from health care reform loom large. Names like Thermo Fisher Scientific Inc. (TMO), IMS Health Incorporated (RX) and Baxter International Inc. (BAX) fell -20.60%, -18.06% and -11.36%, respectively. We see a sector badly oversold and priced more cheaply than it was the last time governmental reform was attempted in 1994. In the five years following that sell-off, health care stocks in the S&P 500 Index gained more than +400%. We are leaning against conventional wisdom by investing a meaningful amount of portfolio assets in health care companies with substantial barriers to entry that will enable them to perform strongly regardless of what comes.

1 Regnier, Pat. “Is it all over for stocks?” Money Magazine. Dec. 19, 2008.

arielinvestments.com

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

COMPOSITION OF EQUITY HOLDINGS

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Consumer discretionary & services	33.4%	13.4%	16.3%	11.2%
Financial services	29.0%	28.9%	20.5%	15.7%
Health care	16.5%	4.2%	8.5%	13.1%
Producer durables	9.7%	10.7%	12.7%	10.4%
Consumer staples	6.3%	6.0%	6.0%	9.9%
Technology	5.1%	6.3%	12.5%	17.5%
Energy	0.0%	8.7%	7.6%	11.8%
Materials & processing	0.0%	8.2%	7.3%	3.8%
Utilities	0.0%	13.6%	8.7%	6.7%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio

As of 9/30/2009	1.25%

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2009

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	29.10%	47.66%	3.54%	-2.64%	1.58%	6.25%	9.90%
Russell Midcap Value Index	23.62%	27.57%	-7.12%	-5.65%	3.53%	7.43%	10.53%
Russell Midcap Index	20.62%	32.63%	-3.55%	-4.07%	3.89%	6.05%	10.18%
S&P 500 Index	15.61%	19.26%	-6.91%	-5.43%	1.02%	-0.15%	8.09%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

	TOP TEN EQUITY HOLDINGS

1	Gannett Co., Inc.	5.4%
	Largest U.S. newspaper company and publisher of USA Today

2	Hewitt Associates, Inc.	4.5%
	Leading human resources outsourcing and consulting firm

3	IMS Health Incorporated	4.2%
	Provider of health care data

4	Accenture plc	4.1%
	Global management consultant specializing in technology and outsourcing

5	Jones Lang LaSalle Incorporated	4.1%
	Leading commercial real estate services firm

6	CBS Corporation	4.1%
	Mass media company

7	Interpublic Group of Cos., Inc.	3.8%
	Global advertising and marketing services conglomerate

8	Carnival Corporation & plc	3.4%
	World’s largest cruise company

9	CB Richard Ellis Group, Inc.	3.3%
	World’s largest commercial real estate services firm

10	Janus Capital Group Inc.	3.2%
	Diversified asset management company

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Slow and Steady Wins the Race

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 9/30/09	Low	High	2007 Actual Calendar	2008 Actual Calendar	2009 Estimated Calendar	2007 Actual P/E	2008 Actual P/E	2009 Estimated P/E	Market Cap. ($MM)
Sotheby’s	BID	17.23	6.05	20.18	3.09	0.51	(0.08)	5.6	33.8	NM	1,153
Anixter International Inc.	AXE	40.11	20.97	60.70	5.69	5.80	2.40	7.0	6.9	16.7	1,425
Jones Lang LaSalle Incorporated	JLL	47.37	15.98	54.57	7.64	2.44	0.62	6.2	19.4	76.4	1,956
City National Corporation	CYN	38.93	22.59	60.73	4.42	2.11	0.25	8.8	18.5	155.7	2,004
Janus Capital Group Inc.	JNS	14.18	3.73	25.72	1.08	0.86	0.50	13.1	16.5	28.4	2,286
Bio-Rad Laboratories, Inc.	BIO	91.88	51.33	99.57	4.29	5.40	5.20	21.4	17.0	17.7	2,518
Black & Decker Corporation	BDK	46.29	20.10	61.01	6.03	5.47	1.94	7.7	8.5	23.9	2,785
IMS Health Incorporated	RX	15.35	9.63	19.63	1.60	1.78	1.61	9.6	8.6	9.5	2,800
Gannett Co., Inc.	GCI	12.51	1.85	17.47	4.56	3.16	1.52	2.7	4.0	8.2	2,937
Markel Corporation	MKL	329.82	208.77	392.38	36.76	22.10	19.65	9.0	14.9	16.8	3,237
CB Richard Ellis Group, Inc.	CBG	11.74	2.34	14.10	1.66	0.78	0.45	7.1	15.1	26.1	3,341
Constellation Brands, Inc.	STZ	15.15	10.66	21.67	1.50	1.68	1.64	10.1	9.0	9.2	3,345
Hewitt Associates, Inc.	HEW	36.43	22.78	36.95	(1.43)	2.03	2.55	NM	17.9	14.3	3,391
Interpublic Group of Companies, Inc.	IPG	7.52	2.57	7.78	0.26	0.52	0.28	28.9	14.5	26.9	3,656
Equifax Inc.	EFX	29.14	19.38	34.45	2.02	2.09	1.90	14.4	13.9	15.3	3,683
Dun & Bradstreet Corporation	DNB	75.32	64.00	94.36	4.99	5.60	5.50	15.1	13.5	13.7	3,969
Energizer Holdings, Inc.	ENR	66.34	30.36	83.40	5.74	5.98	5.38	11.6	11.1	12.3	4,604
Tiffany & Co.	TIF	38.53	16.70	39.40	2.42	1.74	2.02	15.9	22.1	19.1	4,781
J.M. Smucker Company	SJM	53.01	34.09	55.36	3.11	3.48	3.87	17.0	15.2	13.7	6,305
International Game Technology	IGT	21.48	6.81	23.30	1.43	1.09	0.83	15.0	19.7	25.9	6,362
Nordstrom, Inc.	JWN	30.54	6.61	32.81	2.88	1.83	1.67	10.6	16.7	18.3	6,609
Laboratory Corp. of America Holdings	LH	65.70	52.93	71.29	4.50	4.99	5.20	14.6	13.2	12.6	7,148
CBS Corporation	CBS	12.05	3.06	14.63	1.98	1.91	0.63	6.1	6.3	19.1	8,130
Clorox Company	CLX	58.82	45.67	64.00	3.32	3.37	3.93	17.7	17.5	15.0	8,185
Zimmer Holdings, Inc.	ZMH	53.45	30.67	66.42	4.24	4.24	4.10	12.6	12.6	13.0	11,454
Omnicom Group Inc.	OMC	36.94	20.09	38.81	2.95	3.17	2.65	12.5	11.7	13.9	11,480
T. Rowe Price Group, Inc.	TROW	45.70	20.09	58.00	2.40	1.82	1.68	19.0	25.1	27.2	11,700
Northern Trust Corporation	NTRS	58.16	33.88	75.67	3.24	3.47	3.25	18.0	16.8	17.9	14,040
Viacom Inc.	VIA.B	28.04	11.60	29.56	2.32	2.13	2.07	12.1	13.2	13.5	17,029
Thermo Fisher Scientific Inc.	TMO	43.67	26.65	55.27	2.65	3.16	3.02	16.5	13.8	14.5	17,824
Aflac Incorporated	AFL	42.74	10.83	60.73	3.27	3.92	4.69	13.1	10.9	9.1	19,980
Illinois Tool Works Inc.	ITW	42.71	25.60	44.91	3.43	3.08	1.86	12.5	13.9	23.0	21,339
Franklin Resources, Inc.	BEN	100.60	37.11	104.03	6.93	5.72	4.00	14.5	17.6	25.2	23,177
Accenture plc	ACN	37.27	25.05	38.47	1.97	2.65	2.70	18.9	14.1	13.8	23,219
Carnival Corporation & plc	CCL	33.28	14.85	36.18	2.98	2.84	2.17	11.2	11.7	15.3	26,158
Dell Inc.	DELL	15.26	7.84	17.26	1.31	1.35	1.01	11.6	11.3	15.1	29,833
Baxter International Inc.	BAX	57.01	45.46	69.16	2.86	3.45	3.88	19.9	16.5	14.7	34,389

Note: Holdings are as of September 30, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2009. P/E ratios are based on earnings stated and September 30, 2009 stock price. NM=Not Meaningful.

800.292.7435

Company Spotlight

Viacom (NYSE: VIA.B)
1515 Broadway
New York, NY 10036
212.258.6000
viacom.com

Viacom Inc., held in Ariel Appreciation Fund, is a global media company controlling a broad portfolio of cable networks and websites, as well as film, television and video game production assets. The company’s media networks include great cable brands such as Nickelodeon, MTV and COMEDY CENTRAL. These networks reach more than 500 million households in 160 countries and 33 languages. The company’s film studios have a library of 3,500 films, including recent releases Transformers: Revenge of the Fallen and G.I. Joe: The Rise of Cobra, as well as classics such as Braveheart and Forrest Gump. Although the company is often thought of as the home of MTV and Paramount Pictures, the company’s other cable networks deliver the lion’s share of the profits, with Nickelodeon representing 40% of the company’s value by our estimates.

Major Entertainment Brands

Viacom focuses on valuable media franchises with niches that allow it to grab and hold a big market share. For example, parents trust Nickelodeon to deliver safe content to their children and kids love the characters, from Dora the Explorer to The Fairly OddParents. Together, they’ve made Nickelodeon the most watched cable network in the U.S. Nickelodeon has created franchises like SpongeBob SquarePants, which transcend television to appear in movies, video games, toys, apparel and theme park rides. COMEDY CENTRAL has built a unique brand as the only network dedicated to comedy. When people want to laugh, they know they can tune in to COMEDY CENTRAL any time of day. Additionally, Viacom has a growing business selling video games and licensing its brands. For example, The Beatles: Rock Band, the newest addition to an expanding video game franchise, was one of the most anticipated video game releases of the year, selling nearly 600,000 copies.

Growth with Stability

The media networks’ dual-revenue stream business model offers attractive economics throughout any part of a business cycle. During a recession, affiliate fees—paid by cable providers to cable networks—provide growing income since consumers are loath to cancel their cable subscriptions. When the economy is humming, advertising revenue expands as companies seek to reach the valuable demographics Viacom delivers. The current economic recovery is a perfect opportunity to take advantage of this growth.

Playing the Right Tune

Investors focus on the most visible pieces of the business even if these do not generate the largest portion of profits. For several years, investors have worried that MTV has lost its way as the MTV Generation has grown up. With MTV representing only 13% of our estimate of the company’s value, we believe investors are overly focused on the turnaround of this fragment of the company. Given the current pessimism about MTV, any success by management will exceed investor expectations. The filmed entertainment business also receives a disproportionate amount of attention. Although the business generates 40% of the company’s revenues, it generates only 4% of profits because of its low margins. Investors focus on the near-term headwinds of declining DVD sales and a crowded film production industry, because the output of this segment—glamorous movies—is very visible, even though not highly profitable.

We initiated our position in mid-July at $20.83. Despite the stock’s increase, we believe the stock still has substantial upside opportunity. As of September 30, 2009, shares traded at $28.04, a 22% discount to our private market value of $35.76.

Slow and Steady Wins the Race

Dear Fellow Shareholder: Ariel Focus Fund topped its primary benchmark in the third quarter, extending its outperformance streak to seven of the last eight quarters. For the quarter ended September 30, 2009, Ariel Focus Fund rose +19.43% versus +18.24% for the Russell 1000 Value Index and +16.07% for the Russell 1000 Index. Year-to-date, the Fund was up +24.33% versus a +14.85% increase in the Russell 1000 Value Index and +21.08% for the Russell 1000 Index. Over the last two years, it has outperformed its primary benchmark in every quarter except the fourth quarter of 2008. Over the last three years it has outperformed the Russell 1000 Value Index by 280 basis points (2.80%) annually.

While we are pleased with the recent performance of Ariel Focus Fund, we are even more excited by our prospects going forward. The recent lagging performance of large cap quality companies has created a rare opportunity. Some of the best companies in the world are trading at some of the best values we have seen in the last 20 years.

We will first look at quality companies in general and then take a closer look at the companies we have selected for Ariel Focus Fund. Each year Barron’s asks a group of institutional money managers to rank the companies they most respect. In this year’s Barron’s “World’s Most Respected Companies” survey published on February 16, 2009, Johnson & Johnson (JNJ) finished first and Berkshire Hathaway Inc. (BRK.A) second. These two companies represent the two largest positions in the Fund. As shown in the table below, the rest of the top eight companies on Barron’s list were, in order, Procter & Gamble (PG), Apple Inc. (AAPL), Wal-Mart Stores, Inc. (WMT), Exxon Mobil Corporation (XOM), McDonald’s Corporation (MCD) and Toyota Motor Corporation (TM).

Barron’s 2009 World’s Most Respected Companies

	Ticker	Company	2009 YTD Return
1	JNJ	Johnson & Johnson[1]	+4.4%
2	BRK.A	Berkshire Hathaway Inc.[1]	+4.6%
3	PG	Procter & Gamble	-4.1%
4	AAPL	Apple	+117.2%
5	WMT	Wal-Mart Stores	-11.0%
6	XOM	Exxon Mobil Corporation[1]	-12.6%
7	MCD	McDonald’s Corporation	-5.8%
8	TM	Toyota Motor Corporation[1]	+21.3%
		S&P 500	+19.3%

1 Denotes Ariel Focus Fund holding. Ariel Focus Fund holds the Class B shares of Berkshire Hathaway Inc., which had a 2009 YTD return of 3.4% as of 9/30/09.

Obviously, Apple is an outlier here. It is a growth stock and is trading at a PE over 25x. Besides Apple, the remaining seven companies exemplify the generally accepted definitions of quality: strong balance sheets, market share leadership, generally stable earnings, with strong return on equity and good margins versus industry peers. These are the companies industry competitors benchmark themselves against—the companies they aspire to become.

arielinvestments.com

So how have the stocks of these most respected companies done recently? You might have thought these stocks would have done well lately, when investors have flocked to safer assets like money market funds and treasury bills. And yet, they have trailed the market badly and are trading at extremely low valuations compared to historical norms. Despite their industry leadership, the seven industry leaders’ stocks have trailed the S&P 500 Index by an average of I9.7% year-to-date. Four of the seven (P&G, Exxon, McDonald’s and Wal-Mart) have actually seen their stock prices fall this year. Only Toyota, a long-term holding in the Fund, has slightly outperformed the broad market helped by the strong yen.

“Some of the best companies

in the world are trading

at some of the best values we

have seen in the last 20 years.”

But just because the stocks of high quality companies have underperformed the market does not mean these stocks represent good opportunities today—that depends on how these companies are being valued. At quarter-end, the Fund’s second largest position was Johnson & Johnson. As a company, Johnson & Johnson’s long-term performance has been spectacular. Over the last 20 years, J&J’s earnings have grown at a remarkably steady rate from $0.40 then to $4.50 today. And we estimate J&J’s earnings will continue to grow to $4.92 in 2010 and $5.39 in 2011, propelled by wonderful brands like Listerine® and Tylenol® and increasing demand for its med-tech products like artificial hips and knees. You might think the market would reward this steady growth with a high PE multiple. But at quarter end, J&J traded at only 12.7x forward earnings, two full multiple points below the broad market and seven multiple points below J&J’s 17-year average of 19.7x.

JOHNSON & JOHNSON FORWARD PRICE/EARNINGS (1992-2009)

As we are fond of repeating, the last time J&J traded at this low a multiple was in 1994 when health care reform was being debated during the Clinton administration. During the next five years, from 1994 through 1999, J&J’s stock increased from $10 to $50, outperforming the S&P 500 Index by more than +200%.

JOHNSON & JOHNSON INDEXED PRICE (1994-1999)

The valuation story for other high quality companies is equally compelling. Warren Buffett’s Berkshire Hathaway ranks second on the Barron’s “Respected” survey list and was the Fund’s largest holding at quarter-end. As Buffett says, the best way to measure Berkshire is book value per share growth. On the following page is a graph of the market’s valuation of Berkshire on a price to book basis. As we write, Berkshire is trading at a multiple of only 1.4x book.

Slow and Steady Wins the Race

BERKSHIRE HATHAWAY PRICE/BOOK (1989-2009)

Before this year, Berkshire had only traded this cheaply three times in the last 20 years, in 1990, in 1992 and again in 2000. All three times, Berkshire represented a spectacular value outperforming the market handily over the subsequent five years. From October of 1990 through October 1995 Berkshire’s stock increased nearly +400% while the S&P 500 Index rose only +91%.

BERKSHIRE HATHAWAY INDEXED PRICE (1990-1995)

From September 1992 through September 1997, Berkshire gained +377% while the S&P 500 Index increased a more modest +127%. In February of 2000, business commentators were writing articles about how Buffett had not kept up with the Internet and the new high tech world. Berkshire traded at 1.2x book. And from February 2000 through February 2005, Berkshire’s stock more than doubled increasing +105% while the S&P actually declined by -12%.

The moral of the J&J and Berkshire stories is simple. The stock market does not put its highest quality merchandise on sale very often. But when it does, it makes a lot of sense to load up the shopping cart.

“The stock market does not put

its highest quality merchandise

on sale very often. But when

it does, it makes a lot of sense

to load up the shopping cart.”

Managing a mutual fund is a humbling business and these have been volatile times for ourselves and our investors. But we are pleased to have so consistently outperformed the markets over the last three years, during a time when the high quality, large cap stocks we own have not been in favor. When quality does come back, as it has in the past, we think the results could be very strong. We have so much of our own liquid net worth invested side-by-side with you in Ariel Focus Fund for that very reason!

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Vice Chairman & Director of Research Co-Portfolio Manager	Senior Vice President, Investment Committee Co-Portfolio Manager

800.292.7435

A special note to our shareholders

Your privacy is protected

At Ariel, we are committed to maintaining the confidentiality of your personal financial information. We do not sell your personal information and we do not disclose such information except as permitted or required by law and/or as described in our privacy notice below.

Personal information that is collected from you to set-up and service your account may include your Social Security number and/or tax identification number, address, bank information and other confidential information. The Funds and our service providers use this information to process your requests and transactions. In order to service your account, we may provide your personal information to companies that have been retained to help service the Funds or your account, such as the transfer agent that maintains your account records. We may also provide your name and address to companies for the purposes of printing and mailing your account statements, shareholder letters and other information about our products and services. Finally, we may disclose information about you at your request (i.e., sending duplicate account statements to someone you designate) or otherwise as permitted or required by law. The Funds contractually require their service providers to protect the confidentiality of your information and to limit its use to servicing you. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed or required by law. Physical, electronic and procedural safeguards that comply with federal standards are maintained to guard your personal information.

Ariel Focus Fund Portfolio Management Discussion (ARFFX)

Market Conditions: A Year in Review

Obviously it has been a tumultuous year, with extreme volatility and seemingly ever-changing market conditions. Perhaps the best way to characterize the year is to summarize the real-time thoughts we recorded in our four quarterly letters during these historic twelve months. We began our fourth quarter 2008 letter by quoting Thomas Paine who famously said “these are the times that try men’s souls.” Indeed, last Fall we witnessed the third U.S. stock market crash in the last 100 years. The root cause—a liquidity crisis. Despite the carnage, we remained optimistic, noting “eventually expectations get so low that survival alone will push stock prices considerably higher.” Three months later, our first quarter 2009 letter began with Sir Winston Churchill’s charge: “If you are going through hell, keep going.” The brutal panic in January and February surely did feel like hell. Then, as we wrote, “out of nowhere, the S&P 500 jumped +8.76% [in March ].” Little did we realize back then that we were describing the beginning of a torrid bull run for the market and Ariel Focus Fund. Our June 2009 letter noted the S&P 500 gain +15.93% in the three month period, which Focus Fund topped with a +22.87% move. After such a strong push, our letter explained why we were so optimistic going forward: “Dislocations arising from unprecedented market volatility have enabled us to buy some of the world’s highest quality companies at some of the lowest valuations in the last 20 years.” Finally, our most recent letter caps a great two-year period in which the Fund outperformed in seven of eight quarters. For the one-year period the S&P 500 has fallen just -6.91% and the Russell 1000 Value Index has dropped -10.62% while Ariel Focus Fund fell -9.02%. We agree with Money magazine’s characterization of the stock market as “a roller coaster that, despite its gut-wrenching twists and turns in the middle of the ride, will always bring you back safely in the end.”1

Inside Our Results

Ariel Focus Fund outperformed its primary Russell 1000 Value Index benchmark by +1.60% over the trailing one-year period. One sector was a key contributor while another was the main detractor. Remarkably, in a period that will long be known as a financial meltdown, Ariel Focus Fund’s best results relative to the benchmark came in financial services. The index’s holdings lost -23.16%, while the Fund’s holdings lost just -5.80%. Credit card leader American Express Company (AXP) and asset manager Franklin Resources, Inc. (BEN) were most helpful.

On the other hand, health care holdings hurt results due to two well-understood issues: the market fears a weak pipeline cannot replace the large number of blockbuster drugs facing patent expirations, plus unknowns that may result from health care reform loom large. Names like Covidien plc (COV), IMS Health Incorporated (RX) and Johnson & Johnson (JNJ) fell -18.21%, -18.06% and -9.15%, respectively. We see a sector badly oversold and priced more cheaply than it was the last time governmental reform was attempted in 1994. In the five years following that sell-off, health care stocks in the S&P 500 Index gained more than +400%. We are leaning against conventional wisdom by investing a meaningful amount of portfolio assets in health care companies with substantial barriers to entry that will enable them to perform strongly regardless of what comes.

1 Regnier, Pat. “Is it all over for stocks?” Money Magazine. Dec. 19, 2008.

arielinvestments.com

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and holds approximately 20 securities.

COMPOSITION OF EQUITY HOLDINGS

	Ariel Focus Fund†	Russell 1000 Value Index	Russell 1000 Index	S&P 500 Index
Consumer discretionary & services	26.1%	10.1%	11.9%	11.2%
Health care	20.4%	9.2%	12.8%	13.1%
Financial services	20.3%	25.5%	16.2%	15.7%
Producer durables	16.4%	10.6%	10.5%	10.4%
Technology	8.5%	4.5%	16.9%	17.5%
Energy	8.3%	18.2%	11.4%	11.8%
Consumer staples	0.0%	5.4%	9.2%	9.9%
Materials & processing	0.0%	4.1%	4.2%	3.8%
Utilities	0.0%	12.4%	6.7%	6.7%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio

Net	1.25	%*
Gross	1.87	%*

*The Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2009

	3rd Quarter	YTD	1 Year	3 Year	Life of Fund
Ariel Focus Fund	19.43%	24.33%	-9.02%	-5.07%	-1.75%
Russell 1000 Value Index	18.24%	14.85%	-10.62%	-7.87%	-1.81%
Russell 1000 Index	16.07%	21.08%	-6.14%	-5.10%	-0.63%
S&P 500 Index	15.61%	19.26%	-6.91%	-5.43%	-0.86%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUITY HOLDINGS

1	Berkshire Hathaway Inc.	6.4%
	Global insurance and investment firm

2	Johnson & Johnson	6.4%
	Diversified health care and consumer products company

3	IMS Health Incorporated	5.8%
	Provider of health care data

4	Accenture plc	5.7%
	Global management consultant specializing in technology and outsourcing

5	Omnicom Group Inc.	5.2%
	Leading global advertising and marketing services company

6	Dell Inc.	5.1%
	Global computer and technology provider

7	Tyco International Ltd.	5.1%
	Diversified manufacturing conglomerate

8	Morgan Stanley	5.0%
	Leading global financial services firm

9	Aflac Incorporated	4.8%
	Provider of supplemental health and life insurance products in the U.S. and Japan

10	Exxon Mobil Corporation	4.8%
	World’s largest integrated oil and natural gas company

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

Slow and Steady Wins the Race

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 9/30/09	Low	High	2007 Actual Calendar	2008 Actual Calendar	2009 Estimated Calendar	2007 Actual P/E	2008 Actual P/E	2009 Estimated P/E	Market Cap. ($MM)
IMS Health Incorporated	RX	15.35	9.63	19.63	1.60	1.78	1.61	9.6	8.6	9.5	2,800
Tiffany & Co.	TIF	38.53	16.70	39.40	2.42	1.74	2.02	15.9	22.1	19.1	4,781
Apollo Group, Inc.	APOL	73.67	48.30	90.00	2.54	2.87	4.75	29.0	25.7	15.5	11,322
Omnicom Group Inc.	OMC	36.94	20.09	38.81	2.95	3.17	2.65	12.5	11.7	13.9	11,480
Waste Management, Inc.	WM	29.82	22.10	33.99	2.25	2.21	1.98	13.3	13.5	15.1	14,676
Tyco International Ltd.	TYC	34.48	15.17	35.33	2.15	2.97	2.32	16.0	11.6	14.9	16,330
Hess Corporation	HES	53.46	35.50	83.89	5.97	7.28	1.15	9.0	7.3	46.5	17,484
Aflac Incorporated	AFL	42.74	10.83	60.73	3.27	3.92	4.69	13.1	10.9	9.1	19,980
Illinois Tool Works Inc.	ITW	42.71	25.60	44.91	3.43	3.08	1.86	12.5	13.9	23.0	21,339
Covidien plc	COV	43.26	27.27	53.90	2.72	2.81	2.97	15.9	15.4	14.6	21,718
Carnival Corporation & plc	CCL	33.28	14.85	36.18	2.98	2.84	2.17	11.2	11.7	15.3	26,158
Dell Inc.	DELL	15.26	7.84	17.26	1.31	1.35	1.01	11.6	11.3	15.1	29,833
eBay Inc.	EBAY	23.61	9.91	24.74	1.53	1.71	1.52	15.4	13.8	15.5	30,447
Morgan Stanley	MS	30.88	6.71	33.33	6.66	3.51	(0.61)	4.6	8.8	NM	41,972
Walt Disney Company	DIS	27.46	15.14	31.06	2.01	2.10	1.80	13.7	13.1	15.3	49,969
Merck & Co., Inc.	MRK	31.63	20.05	33.05	3.30	3.52	3.32	9.6	9.0	9.5	66,703
Toyota Motor Corporation	TM	78.57	55.41	87.67	9.97	0.52	(1.43)	7.9	151.1	NM	123,193
Accenture plc	ACN	37.27	25.05	38.47	1.97	2.65	2.70	18.9	14.1	13.8	139,680
Berkshire Hathaway Inc.	BRK.B	3,323.00	2,241.00	4,700.00	207.73	207.40	205.63	16.0	16.0	16.2	156,752
International Business Machines Corp.	IBM	119.61	69.50	122.88	7.13	8.89	9.75	16.8	13.5	12.3	156,795
Johnson & Johnson	JNJ	60.89	46.25	69.48	4.35	4.75	4.72	14.0	12.8	12.9	167,712
JPMorgan Chase & Co.	JPM	43.82	14.96	50.63	4.38	1.37	1.75	10.0	32.0	25.0	171,956
Exxon Mobil Corporation	XOM	68.61	56.51	83.64	7.28	8.47	3.93	9.4	8.1	17.5	329,740

Note: Holdings are as of September 30, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2009. P/E ratios are based on earnings stated and September 30, 2009 stock price. NM=Not Meaningful.

800.292.7435

Company Spotlight

Covidien (NYSE: COV)
15 Hampshire Street
Mansfield, MA 02048
508.261.8000
covidien.com

Covidien plc, held in Ariel Focus Fund, is one of the most broadly diversified health care companies in the world. It has four business units: Medical Devices; Imaging Solutions; Pharmaceutical Products and Medical Supplies. It makes everything from sutures and injectable agents for CT scans to active pharmaceutical ingredients and nursing care products. Covidien’s products serve needs in the operating room, hospitals, long-term care facilities, alternate-care facilities and doctors’ offices. The company has a truly global reach, selling in 140 countries. Its U.S. business contributes 55% of revenue with Europe and Asia/Pacific being the company’s next largest markets. Covidien is not simply broad; it is a pioneer—pushing medical advances such as surgical stapling, minimally invasive surgery products, electrosurgery and mechanical ventilation.

Active Management

Under the former Tyco International Ltd. (TYC), Covidien operated with an extremely diverse product portfolio ranging from the highly-technical hospital surgical products to the commodity-like incontinence products sold in a retail pharmacy. After its spin-off from Tyco in 2007, its management team has aggressively managed its portfolio of products to remain diversified yet focused on complimentary core technologies that provide the opportunity for higher long-term growth and profits. Over the past two years, Covidien has sold all of its retail business and some other products, such as some medical supplies, that do not have a strong growth and profitability. Management wants future acquisitions to enhance and supplement its internal research and development initiatives, thereby extending core product opportunities.

Focus On Innovation

The company underinvested in research and development for several years under Tyco. However, in the years leading up to its spin-off, management increased its focus on research and development to strengthen innovation and broaden its product portfolio. Since emerging as a standalone public company, management has emphasized innovation by creating an infrastructure to encourage development and increase productivity. The company has grown its R&D spending from $274 million in 2007 to an estimated $400 million this year. The company is already reaping rewards through a solid, robust pipeline of products and with a host of recent FDA and global approvals. To that end, Covidien was recognized as the top innovator for intellectual property quality and quantity in the medical devices and services industry by The Patent BoardTM, which is the patent ratings partner of The Wall Street Journal.

Health Care Reform Fears

Nearly all Americans believe health care costs in the United States are advancing at unsustainable rates. As we write, Congress and the Senate are attempting to bring a bi-partisan bill together to decrease the number of uninsured Americans and temper health care inflation. Because many of Covidien’s products allow for minimally invasive procedures, it is poised to benefit from some aspects of health care reform. Procedures, such as laparoscopic gastric banding, allow a patient to recover faster, have smaller and fewer incisions, lower operating room times, and decrease the length of stays sometimes to zero. All of these factors will help decrease the growth rate of health care costs in the future.

We believe Wall Street has overblown the impact of health care reform on Covidien and is providing little credit to its full pipeline of products set to launch over the next several years. As of September 30, 2009, shares traded at $43.26, a 30% discount to our private market value of $62.11.

Slow and Steady Wins the Race

Ariel Fund Schedule of Investments	September 30, 2009

Number of Shares	COMMON STOCKS— 99.45%	Cost	Market Value

	Consumer discretionary & services—36.94%
1,103,375	Black & Decker Corporation	$45,587,787	$51,075,229
5,456,200	CBS Corporation, Class B	26,508,114	65,747,210
7,672,439	Gannett Co., Inc.	34,475,486	95,982,212
2,442,925	International Game Technology	22,973,008	52,474,029
8,928,372	Interpublic Group of Companies, Inc.(a)	63,620,029	67,141,357
1,160,071	Meredith Corporation	24,852,975	34,732,526
668,248	Mohawk Industries, Inc.(a)	35,142,864	31,868,747
3,390,057	Newell Rubbermaid Inc.	69,274,566	53,189,994
1,602,875	Nordstrom, Inc.	23,481,780	48,951,803
2,373,156	Royal Caribbean Cruises Ltd.(a)	27,568,138	57,145,596
1,349,367	Sotheby’s	27,395,579	23,249,593
1,328,906	Tiffany & Co.	47,500,900	51,202,748
		448,381,226	632,761,044
	Consumer staples—8.92%
3,550,338	Constellation Brands, Inc., Class A(a)	57,139,930	53,787,621
667,954	Energizer Holdings, Inc.(a)	17,096,711	44,312,068
1,033,238	J.M. Smucker Company	36,511,651	54,771,946
		110,748,292	152,871,635
	Financial services—26.76%
5,124,557	CB Richard Ellis Group, Inc.(a)	28,194,585	60,162,299
1,064,526	City National Corporation	60,994,547	41,441,997
1,796,655	Equifax Inc.	63,485,851	52,354,527
1,612,165	HCC Insurance Holdings, Inc.	30,668,172	44,092,713
4,828,703	Janus Capital Group Inc.	41,734,217	68,471,009
1,521,673	Jones Lang LaSalle Incorporated	24,085,274	72,081,650
759,000	Lazard Ltd, Class A	25,647,968	31,354,290
124,816	Markel Corporation(a)	28,992,322	41,166,813
1,927,457	PrivateBancorp, Inc.	31,401,587	47,145,598
		335,204,523	458,270,896
	Health care—12.24%
680,534	Bio-Rad Laboratories, Inc., Class A(a)	40,868,901	62,527,464
1,596,701	Hospira, Inc.(a)	57,077,820	71,212,865
4,942,220	IMS Health Incorporated	92,937,688	75,863,077
		190,884,409	209,603,406
	Materials & processing—4.62%
1,648,603	Brady Corporation, Class A	23,936,272	47,347,878
3,825,658	Interface, Inc., Class A(b)	38,791,814	31,752,961
		62,728,086	79,100,839
	Producer durables—6.98%
2,270,313	Hewitt Associates, Inc., Class A(a)	$61,429,991	$82,707,503
1,315,811	IDEX Corporation	15,542,024	36,776,918
		76,972,015	119,484,421
	Technology—2.99%
1,275,350	Anixter International Inc.(a)	31,585,346	51,154,289

	Total Common Stocks	1,256,503,897	1,703,246,530

Principal Amount	REPURCHASE AGREEMENT—0.78%	Cost	Market Value

$13,407,291	Fixed Income Clearing Corporation, 0.01%, dated 9/30/2009, due 10/1/2009, repurchase price $13,407,295, (collateralized by Federal Home Loan Mortgage Corp., 5.625%, due 11/23/2035)	$13,407,291	$13,407,291
	Total Investments—100.23%	$1,269,911,188	1,716,653,821
	Liabilities less Other Assets—(0.23%)		(3,960,981)
	NET ASSETS—100.00%		$1,712,692,840

(a) Non-income producing.

(b) Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Annual Report

Ariel Appreciation Fund Schedule of Investments	September 30, 2009

Number of Shares	COMMON STOCKS—99.17%	Cost	Market Value

	Consumer discretionary & services—33.12%
638,825	Black & Decker Corporation	$19,115,167	$29,571,209
1,252,650	Carnival Corporation & plc	37,527,114	41,688,192
4,158,300	CBS Corporation, Class B	34,280,302	50,107,515
5,367,000	Gannett Co., Inc.	14,143,427	67,141,170
1,786,800	International Game Technology	23,020,895	38,380,464
6,183,475	Interpublic Group of Companies, Inc.(a)	39,173,265	46,499,732
763,300	Nordstrom, Inc.	10,075,318	23,311,182
909,500	Omnicom Group Inc.	25,856,380	33,596,930
651,000	Sotheby’s	13,939,619	11,216,730
937,000	Tiffany & Co.	31,596,995	36,102,610
1,109,400	Viacom Inc.(a)	25,192,599	31,107,576
		273,921,081	408,723,310
	Consumer staples—6.28%
213,972	Clorox Company	7,440,445	12,585,833
2,249,300	Constellation Brands, Inc., Class A(a)	34,202,109	34,076,895
206,300	Energizer Holdings, Inc.(a)	7,757,243	13,685,942
323,075	J.M. Smucker Company	14,711,085	17,126,206
		64,110,882	77,474,876
	Financial services—28.80%
837,800	Aflac Incorporated	14,499,018	35,807,572
3,466,150	CB Richard Ellis Group, Inc.(a)	13,728,070	40,692,601
737,200	City National Corporation	45,135,770	28,699,196
235,122	Dun & Bradstreet Corporation	5,844,523	17,709,389
1,169,200	Equifax Inc.	24,880,906	34,070,488
332,100	Franklin Resources, Inc.	10,904,455	33,409,260
2,822,275	Janus Capital Group Inc.	18,892,307	40,019,860
1,058,500	Jones Lang LaSalle Incorporated	74,619,856	50,141,145
72,600	Markel Corporation(a)	24,483,666	23,944,932
491,900	Northern Trust Corporation	14,529,278	28,608,904
488,900	T.Rowe Price Group, Inc.	8,079,546	22,342,730
		255,597,395	355,446,077
	Health care—16.33%
496,950	Baxter International Inc.	11,474,843	28,331,119
280,525	Bio-Rad Laboratories, Inc., Class A(a)	19,179,773	25,774,637
3,404,485	IMS Health Incorporated	48,656,576	52,258,845
407,400	Laboratory Corp. of America Holdings(a)	27,498,044	26,766,180
694,654	Thermo Fisher Scientific Inc.(a)	9,533,281	30,335,540
711,900	Zimmer Holdings, Inc.(a)	31,949,506	38,051,055
		148,292,023	201,517,376
	Producer durables—9.63%
1,373,000	Accenture plc, Class A	$26,291,558	$51,171,710
1,523,700	Hewitt Associates, Inc., Class A(a)	42,651,436	55,508,391
285,050	Illinois Tool Works Inc.	14,678,601	12,174,486
		83,621,595	118,854,587
	Technology—5.01%
786,300	Anixter International Inc.(a)	48,471,627	31,538,493
1,987,400	Dell Inc.(a)	19,381,704	30,327,724
		67,853,331	61,866,217
	Total Common Stocks	893,396,307	1,223,882,443

Principal Amount	REPURCHASE AGREEMENT—2.21%	Cost	Market Value

$27,292,428	Fixed Income Clearing Corporation, 0.01%, dated 9/30/2009, due 10/1/2009, repurchase price $27,292,436, (collateralized by Federal Home Loan Mortgage Corp., 5.625% due 11/23/2035)	$27,292,428	$27,292,428
	Total Investments—101.38%	$920,688,735	1,251,174,871
	Liabilities less Other Assets—(1.38%)		(17,059,467)
	NET ASSETS—100.00%		$1,234,115,404

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

Annual Report	800.292.7435

Ariel Focus Fund Schedule of Investments	September 30, 2009

Number of Shares	COMMON STOCKS—98.60%	Cost	Market Value

	Consumer discretionary & services—25.70%
12,800	Apollo Group, Inc.(a)	$838,537	$942,976
49,400	Carnival Corporation & plc	1,964,380	1,644,032
46,600	eBay Inc.(a)	719,212	1,100,226
49,600	Omnicom Group Inc.	2,048,518	1,832,224
27,500	Tiffany & Co.	1,011,615	1,059,575
12,200	Toyota Motor Corporation, ADR	1,077,755	958,554
51,900	Walt Disney Company	1,393,306	1,425,174
		9,053,323	8,962,761
	Energy—8.13%
24,200	Exxon Mobil Corporation	1,784,229	1,660,362
22,000	Hess Corporation	1,165,842	1,176,120
		2,950,071	2,836,482
	Financial services—20.04%
39,600	Aflac Incorporated	1,621,040	1,692,504
670	Berkshire Hathaway Inc., Class B(a)	2,005,168	2,226,410
29,900	JPMorgan Chase & Co.	1,186,580	1,310,218
57,050	Morgan Stanley	1,691,357	1,761,704
		6,504,145	6,990,836
	Health care—20.15%
31,475	Covidien plc	1,110,016	1,361,609
132,300	IMS Health Incorporated	2,295,565	2,030,805
36,400	Johnson & Johnson	2,195,656	2,216,396
44,800	Merck & Co., Inc.	1,209,311	1,417,024
		6,810,548	7,025,834
	Producer durables—16.21%
53,100	Accenture plc, Class A	1,423,132	1,979,037
20,200	Illinois Tool Works Inc.	938,346	862,742
51,675	Tyco International Ltd.	1,883,183	1,781,754
34,500	Waste Management, Inc.	850,446	1,028,790
		5,095,107	5,652,323
	Technology—8.37%
116,900	Dell Inc.(a)	2,309,034	1,783,894
9,500	International Business Machines Corp.	735,969	1,136,295
		3,045,003	2,920,189

	Total Common Stocks	33,458,197	34,388,425

Principal Amount	REPURCHASE AGREEMENT—2.38%	Cost	Market Value

$829,717	Fixed Income Clearing Corporation, 0.01%, dated 9/30/2009, due 10/1/2009, repurchase price $829,718, (collateralized by Federal National Mortgage Assoc., 4.60% due 11/10/2011)	$829,717	$829,717
	Total Investments—100.98%	$34,287,914	35,218,142
	Liabilities less Other Assets—(0.98%)		(341,073)
	NET ASSETS—100.00%		$34,877,069

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Annual Report

Statements of Assets & Liabilities	September 30, 2009

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,217,712,083, $893,396,307 and $33,458,197, respectively)	$1,671,493,569	$1,223,882,443	$34,388,425
Investments in affiliated issuers, at value (cost $38,791,814)	31,752,961	—	—
Repurchase agreements, at value (cost $13,407,291, $27,292,428 and $829,717, respectively)	13,407,291	27,292,428	829,717
Receivable for fund shares sold	1,881,284	1,450,033	20,392
Dividends and interest receivable	1,206,143	1,216,514	35,401
Prepaid and other assets	40,564	16,795	12,438
Total assets	1,719,781,812	1,253,858,213	35,286,373

Liabilities:
Payable for securities purchased	3,652,232	2,881,401	363,652
Payable for fund shares redeemed	2,712,964	16,264,647	9,604
Accrued management fees	24,835	25,646	—
Accrued distribution fees	3,684	2,203	—
Other liabilities	695,257	568,912	36,048
Total liabilities	7,088,972	19,742,809	409,304
Net assets	$1,712,692,840	$1,234,115,404	$34,877,069

Net assets consist of:
Paid-in capital	$2,023,351,439	$1,164,687,085	$41,917,004
Undistributed net investment income	175,936	867,691	68,793
Accumulated net realized loss on investment transactions	(757,577,168)	(261,925,508)	(8,038,956)
Net unrealized appreciation on investments	446,742,633	330,486,136	930,228
Total net assets	$1,712,692,840	$1,234,115,404	$34,877,069

Total net assets:	$1,712,692,840	$1,234,115,404	$34,877,069
Shares outstanding (no par value)	47,870,979	38,378,994	3,967,299
Net asset value, offering and redemption price per share	$35.78	$32.16	$8.79

The accompanying notes are an integral part of the financial statements.

Annual Report	800.292.7435

Statements of Operations	Year Ended September 30, 2009

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated Issuers	$18,058,601		$15,697,468	$544,802 (a)
Affiliated Issuers	106,961	(b)	—	—
Interest	4,656		3,603	404
Total investment income	18,170,218		15,701,071	545,206

Expenses:
Management fees	7,195,976		6,865,853	211,553
Distribution fees	2,929,989		2,362,805	70,518
Shareholder service fees	1,326,386		1,060,876	14,245
Transfer agent fees and expenses	887,073		667,220	64,586
Printing and postage expenses	345,942		282,845	16,629
Trustees’ fees and expenses	246,989		211,492	68,980
Professional fees	81,662		76,703	43,435
Custody fees and expenses	51,601		41,654	4,033
Federal and state registration fees	44,966		36,851	19,711
Interest expense	20,324		29,315	11
Miscellaneous expenses	185,722		132,740	14,762
Total expenses before reimbursements	13,316,630		11,768,354	528,463
Expense reimbursements	—		—	(175,864)
Net expenses	13,316,630		11,768,354	352,599
Net investment income	4,853,588		3,932,717	192,607

Realized and unrealized (loss):
Net realized loss on investments
Unaffiliated issuers	(538,452,755)		(236,056,045)	(6,836,505)
Affiliated issuers	(74,110,022	)(b)	—	—
Change in net unrealized appreciation on investments	523,812,156		183,240,944	3,401,527
Net loss on investments	(88,750,621)		(52,815,101)	(3,434,978)
Net decrease in net assets resulting from operations	$(83,897,033)		$(48,882,384)	$(3,242,371)

(a) Net of $3,440 in foreign tax withheld.

(b) See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Annual Report

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$4,853,588	$21,827,226	$3,932,717	$7,389,533
Net realized gain (loss) on investments and foreign currency translations	(612,562,777)	(135,366,003)	(236,056,045)	121,253,985
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	523,812,156	(814,452,102)	183,240,944	(573,815,351)
Net decrease in net assets from operations	(83,897,033)	(927,990,879)	(48,882,384)	(445,171,833)

Distributions to shareholders:
Net investment income	(17,409,181)	(11,015,385)	(7,803,099)	(11,483,580)
Capital gains	—	(318,392,871)	(117,944,550)	(209,771,457)
Total distributions	(17,409,181)	(329,408,256)	(125,747,649)	(221,255,037)

Share transactions:
Shares issued	393,496,595	406,353,176	174,717,931	191,202,974
Shares issued in reinvestment of dividends and distributions	16,584,356	283,867,618	120,824,738	212,808,158
Shares redeemed	(441,660,068)	(1,562,289,778)	(346,445,707)	(730,610,034)
Net decrease from share transactions	(31,579,117)	(872,068,984)	(50,903,038)	(326,598,902)
Total decrease in net assets	(132,885,331)	(2,129,468,119)	(225,533,071)	(993,025,772)

Net assets:
Beginning of year	1,845,578,171	3,975,046,290	1,459,648,475	2,452,674,247
End of period	$1,712,692,840	$1,845,578,171	$1,234,115,404	$1,459,648,475
Undistributed net investment income included in net assets at end of period	$175,936	$12,703,638	$867,691	$4,738,073

Capital share transactions:
Shares sold	14,238,203	9,278,100	6,946,470	4,560,171
Shares reinvested	752,466	5,953,012	6,242,697	4,821,806
Shares redeemed	(17,636,801)	(37,511,694)	(14,917,393)	(17,694,449)
Net decrease in shares outstanding	(2,646,132)	(22,280,582)	(1,728,226)	(8,312,472)

The accompanying notes are an integral part of the financial statements.

Annual Report	800.292.7435

Statements of Changes in Net Assets (continued)

	Ariel Focus Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$192,607	$151,015
Net realized loss on investments and foreign currency translations	(6,836,505)	(1,140,877)
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	3,401,527	(6,216,324)
Net decrease in net assets from operations	(3,242,371)	(7,206,186)

Distributions to shareholders:
Net investment income	(212,065)	(157,966)
Capital gains	—	(971,843)
Total distributions	(212,065)	(1,129,809)

Share transactions:
Shares issued	6,591,335	8,928,994
Shares issued in reinvestment of dividends and distributions	182,172	973,907
Shares redeemed	(6,313,181)	(6,970,474)
Net increase from share transactions	460,326	2,932,427
Total decrease in net assets	(2,994,110)	(5,403,568)

Net assets:
Beginning of year	37,871,179	43,274,747
End of period	$34,877,069	$37,871,179
Undistributed net investment income included in net assets at end of period	$68,793	$88,632

Capital share transactions:
Shares sold	938,099	829,292
Shares reinvested	26,829	87,771
Shares redeemed	(885,667)	(655,962)
Net increase in shares outstanding	79,261	261,101

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Annual Report

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30
Ariel Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$36.53	$54.60	$52.00	$54.55	$50.62
Income from investment operations:
Net investment income	0.13	0.36	0.03	0.09	0.04
Net realized and unrealized gains (losses) on investments	(0.50)	(13.78)	5.97	0.99	5.70
Total from investment operations	(0.37)	(13.42)	6.00	1.08	5.74

Distributions to shareholders:
Dividends from net investment income	(0.38)	(0.15)	—	(0.15)	(0.02)
Distributions from capital gains	—	(4.50)	(3.40)	(3.48)	(1.79)
Total distributions	(0.38)	(4.65)	(3.40)	(3.63)	(1.81)
Net asset value, end of period	$35.78	$36.53	$54.60	$52.00	$54.55
Total return	(0.36)%	(26.55)%	11.97%	2.16%	11.54%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,712,693	$1,845,578	$3,975,046	$4,280,965	$5,017,851
Ratio of expenses to average net assets	1.14%	1.07%	1.03%	1.07%	1.03%
Ratio of net investment income to average net assets	0.41%	0.76%	0.05%	0.19%	0.08%
Portfolio turnover rate	45%	24%	25%	28%	19%

	Year Ended September 30
Ariel Appreciation Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$36.39	$50.65	$48.46	$48.32	$44.62
Income from investment operations:
Net investment income	0.08	0.17	0.18	0.12	0.09
Net realized and unrealized gains (losses) on investments	(1.02)	(9.74)	5.49	2.35	4.86
Total from investment operations	(0.94)	(9.57)	5.67	2.47	4.95

Distributions to shareholders:
Dividends from net investment income	(0.18)	(0.23)	(0.02)	(0.13)	(0.05)
Distributions from capital gains	(3.11)	(4.46)	(3.46)	(2.20)	(1.20)
Total distributions	(3.29)	(4.69)	(3.48)	(2.33)	(1.25)
Net asset value, end of period	$32.16	$36.39	$50.65	$48.46	$48.32
Total return	3.54%	(20.49)%	12.09%	5.32%	11.26%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,234,115	$1,459,648	$2,452,674	$2,732,196	$3,353,103
Ratio of expenses to average net assets	1.25%	1.19%	1.12%	1.16%	1.14%
Ratio of net investment income to average net assets	0.42%	0.39%	0.33%	0.27%	0.17%
Portfolio turnover rate	44%	26%	29%	25%	25%

The accompanying notes are an integral part of the financial statements.

Annual Report	800.292.7435

Financial Highlights For a share outstanding throughout each period (continued)

	Year Ended September 30
Ariel Focus Fund	2009	2008	2007	2006	June 30, 2005(a) to September 30, 2005
Net asset value, beginning of year	$9.74	$11.93	$10.69	$10.23	$10.00
Income from investment operations:
Net investment income	0.05	0.04	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	(0.94)	(1.92)	1.24	0.56	0.22
Total from investment operations	(0.89)	(1.88)	1.29	0.60	0.23

Distributions to shareholders:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	(0.03)	—
Distributions from capital gains	—	(0.27)	—	(0.11)	—
Total distributions	(0.06)	(0.31)	(0.05)	(0.14)	—
Net asset value, end of period	$8.79	$9.74	$11.93	$10.69	$10.23
Total return	(9.02)%	(16.08)%	12.05%	6.00%	2.30	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$34,877	$37,871	$43,275	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	1.87%	1.61%	1.63%	2.20%	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	0.68%	0.37%	0.43%	0.48%	0.41	%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.06%	0.00%	0.05%	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	42%	49%	28%	29%	15	%(b)

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Annual Report

Notes to the Financial Statements	September 30, 2009

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued ending after September 15, 2009. Starting with the accompanying financial statements, the Funds will make reference to U.S. generally accepted accounting principles (“U.S. GAAP”) issued by the FASB as Accounting Standards CodificationTM (“ASC”).

Subsequent Events— The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 10, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Fair Value Measurements— ASC 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Funds’ investments carried at market value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$1,703,246,530	$1,223,882,443	$34,388,425
Level 2	13,407,291	27,292,428	829,717
Level 3	—	—	—
Market Value at 09/30/2009	$1,716,653,821	$1,251,174,871	$35,218,142

As of September 30, 2009 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market

Annual Report	800.292.7435

Notes to the Financial Statements (continued)

value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign transactions— The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions (tax years ended September 30, 2006-2009), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Securities transactions and investment income— Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses— The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. Reclassifications recorded in the net asset accounts at September 30, 2009 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Paid-in-capital	(36,166)	—	—
Undistributed net investment income	36,166	—	—

Accumulated net realized gain	—	—	—

arielinvestments.com	Annual Report

September 30, 2009

Note Three | Investment transactions, distributions and federal income tax matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2009 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$552,954,544	$434,518,920	$14,038,510
Sales	594,406,507	617,650,432	11,982,711

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2009 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Cost	$1,338,618,170	$974,090,983	$34,699,686

Unrealized appreciation	$459,689,970	$341,555,124	$2,265,099
Unrealized depreciation	(81,654,319)	(64,471,236)	(1,746,643)
Net unrealized appreciation (depreciation)	$378,035,651	$277,083,888	$518,456

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2009	2008	2009	2008	2009	2008
Distribution from:
Ordinary income	$17,409,181	$21,027,045	$8,550,467	$12,696,290	$212,065	$844,581
Long-term capital gains	—	308,381,211	117,197,182	208,558,747	—	285,228
Total distributions	$17,409,181	$329,408,256	$125,747,649	$221,255,037	$212,065	$1,129,809

The components of accumulated earnings at September 30, 2009 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Undistributed ordinary income	$175,936	$867,691	$68,793
Undistributed long-term capital gains	—	783	—
Tax accumulated earnings	175,936	868,474	68,793
Accumulated capital and other losses	(688,870,185)	(208,524,045)	(7,627,184)
Unrealized appreciation on investments	378,035,651	277,083,888	518,456
Total accumulated earnings	$(310,658,598)	$69,428,317	$(7,039,935)

As of September 30, 2009, the Funds (where applicable) elected for federal income tax purposes to defer current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund had post-October losses of $547,490,231, $208,524,045 and $6,464,484 respectively.

At September 30, 2009, Ariel Fund and Ariel Focus Fund had available for federal income tax purposes a capital loss carryover of $(141,379,954) and $(1,162,700), respectively, expiring on September 30, 2017, which can be used to offset certain future realized capital gains.

Annual Report	800.292.7435

Notes to the Financial Statements (continued)

Note Four | Investment advisory and other transactions with related parties

Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $2,929,989 for Ariel Fund, $2,362,805 for Ariel Appreciation Fund and $70,518 for Ariel Focus Fund during the year ended September 30, 2009. These amounts were paid to the Distributor, which reallowed $2,096,158 for Ariel Fund, $1,985,118 for Ariel Appreciation Fund and $36,318 for Ariel Focus Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the year ended September 30, 2009, with affiliated companies:

	Share Activity				Year Ended September 30, 2009
Security Name	Balance September 30, 2008	Purchases	Sales	Balance September 30, 2009	Market Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares
ACCO Brands Corp*	3,432,000	—	3,432,000	—	$—	$—	$(73,938,570)
Interface, Inc.	2,797,400	1,063,500	35,242	3,825,658	31,752,961	106,961	(171,452)
					$31,752,961	$106,961	$(74,110,022)

*No longer an affiliated company.

arielinvestments.com	Annual Report

September 30, 2009

Note Six | Line of credit

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the year ended September 30, 2009, the details of the borrowing were as follows:

Fund	Average Daily Borrowings	Number of Days Outstanding	Weighted Average Annualized Interest Rate
Ariel Fund	$9,995,626	39	1.88%
Ariel Appreciation Fund	16,394,368	43	1.50%
Ariel Focus Fund	62,533	8	0.82%

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (the “Funds” within Ariel Investment Trust), including the schedules of investments, as of September 30, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from June 30, 2005, commencement of operations, to September 30, 2005, and each of the years in the four-year period then ended, for Ariel Focus Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from June 30, 2005 to September 30, 2005, and each of the years in the four-year period then ended, for Ariel Focus Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 10, 2009

Annual Report	800.292.7435

Fund Expense Example

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12 b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2009-September 30, 2009.

Actual expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Fund and Return	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*

Ariel Fund
Actual	$1,000.00	$1,807.10	$7.74	1.10%
Hypothetical (5% before expenses)	1,000.00	1,019.55	5.57	1.10%

Ariel Appreciation Fund
Actual	$1,000.00	$1,675.00	$8.18	1.22%
Hypothetical (5% before expenses)	1,000.00	1,018.95	6.17	1.22%

Ariel Focus Fund
Actual	$1,000.00	$1,467.40	$7.73	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.80	6.33	1.25%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

arielinvestments.com	Annual Report

Important Supplemental Information	September 30, 2009

2009 Tax Information

The following information for the fiscal year ended September 30, 2009 for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Long term capital gain distributions paid during the year *	$—	$117,197,182	$—
Dividends received deduction % for corporate shareholders	100%	100%	100%

*designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099- DIV sent to shareholders in January 2010. The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Annual Report	800.292.7435

Board of Trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mario L. Baeza, Esq. Age: 58	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Founder and Executive Chairman, V-Me Media, Inc. (media production and distribution company) since 2007

Air Products and Chemicals, Inc., Brown Shoe Company, Inc., Israel Discount Bank, UrbanAmerica LLC, Hispanic Federation Inc., NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 71	Trustee, Member of Governance and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1997	Retired President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization), 1978 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company, The Field Museum (Life Trustee), The Big Shoulders Fund, ETA Creative Arts Foundation, Inc.

William C. Dietrich Age: 60	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Former Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), 2006-2009 (Co-Executive Director 2003-2006)

Royce N. Flippin, Jr. Age: 75	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	Technical Career Institute, NYC, TerraCycle, Inc., Princeton Club of New York

John G. Guffey, Jr. Age: 61	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series

Mellody L. Hobson Age: 40	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006.	President, Ariel Investments since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

arielinvestments.com

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Christopher G. Kennedy Age: 46	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Catholic Theological Union, University of Illinois (Chairman of the Board of Trustees)

Merrillyn J. Kosier Age: 49	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

William M. Lewis, Jr. Age: 53	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004; Managing Director and Co-Head of the Global Banking Department, Morgan Stanley, 1999 to 2004	Darden Restaurants, Inc., Phillips Academy, Central Park Conservancy, NCAA Leadership Advisory Board, Member of The Partnership for New York City

H. Carl McCall Age: 74	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004

John W. Rogers, Jr. Age: 51	Trustee	Indefinite, until successor elected Served as a Trustee 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments, Lead Portfolio Manager, Ariel Fund & Ariel Appreciation Fund	Aon Corporation, Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation, Economic Club of Chicago (Chairman)

James M. Williams Age: 62	Trustee, Chairman of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002	SEI Mutual Funds

CHAIRMAN EMERITUS

(has no trustee duties or responsibilities)

Bert N. Mitchell, CPA

Chairman and Chief Executive Officer, Mitchell & Titus, LLP

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

800.292.7435

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships held by officer

Mareile B. Cusack Age: 51	Vice President, Assistant Secretary	Indefinite, until successor elected Served as Vice President and Assistant Secretary since 2008

Vice President, Ariel Investments since 2007, General Counsel since October 2008; Vice President and Associate General Counsel, Chicago Stock Exchange, Inc. 2007 and Chief Enforcement Counsel, 2004 to 2007

International Visitors Center of Chicago

Thomas E. Herman, CPA Age: 47	Chief Financial Officer and Treasurer	Indefinite, until successor elected Served as Chief Financial Officer and Treasurer since 2005

Chief Financial Officer and Treasurer since 2006; Senior Vice President, Finance, 2005 to 2006; Vice President, Controller, 2004 to 2005, Ariel Investments; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Chicago Children’s Theatre

Mellody L. Hobson Age: 40	Chairman of the Board of Trustees and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Investments, since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 49	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

Anita M. Zagrodnik Age: 49	Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer

Indefinite, until successor elected

Served as Vice President and Assistant Treasurer since 2003; Chief Compliance Officer, Ariel Investment Trust since 2004, Secretary since 2007, Assistant Secretary from 2003-2007

Vice President, Fund Administration, Ariel Investments since 2003

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is three. Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

arielinvestments.com

Slow and Steady Wins the Race

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI ©10/09

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:  (1) William C. Dietrich, (2) Christopher G. Kennedy, (3) John G. Guffey, Jr. and (4) H. Carl McCall.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees. The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $57,500 and $55,600.

(b)                                 Audit-Related Fees. The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2009 and September 30, 2008, aggregate Audit-Related Fees billed by KPMG that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)                                  Tax Fees. The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $9,600 and $9,450.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2009 and September 30, 2008, the aggregate Tax Fees billed by KPMG that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)                                 All Other Fees. The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2009 and September 30, 2008, the aggregate fees in this category billed by KPMG that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2009 and September 30, 2008, aggregate non-audit fees billed by KPMG for services rendered to the registrant were $9,600 and $9,450, respectively.

For the twelve month periods ended September 30, 2009 and September 30, 2008, aggregate non-audit fees billed by KPMG for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)                                 The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)                                  Included as part of the report to shareholders filed under Item 1 of this Form.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)                                  The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)                                 There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a) (1)                 Code of Ethics — Not applicable. Item 2 requirements satisfied through alternative means.

(a) (2)                 Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) — Filed as an attachment to this filing.

(a) (3)                 Written solicitation to purchase securities under Rule 23c-1 — Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange

Act, except to the extent that the registrant specifically incorporates it by reference — Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	November 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	November 15, 2009

By:	/s/ Thomas E. Herman
Thomas E. Herman
Vice President and Principal Financial Officer

Date:	November 15, 2009